                                  SCHEDULE 14C
                                 (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Check the appropriate box:

[X]  Preliminary Information Statement          [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement


                             AmeriSteel Corporation
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

     [X]  No Fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                     [LOGO]





                             AMERISTEEL CORPORATION
                         5100 W. Lemon Street, Suite 312
                              Tampa, Florida 33609



                              INFORMATION STATEMENT

                         Written Consent of Stockholders
                                  In Lieu of a
                         Special Meeting of Stockholders



To the Stockholders of                                          October 26, 1997
AmeriSteel Corporation:



         This Information Statement is furnished pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended, to provide information regarding certain action being taken by written consent by the holders of a majority of the outstanding shares of common stock (the "Common Stock") of AmeriSteel Corporation ("AmeriSteel" or the "Company"). Certain stockholders of the Company, owning approximately 99.3% of the outstanding Common Stock, intend to act by written consent in lieu of a Special Meeting of Stockholders for the following purposes:

         1. To approve an amendment to the Company's Articles of Incorporation to create two classes of Common Stock - Class A and Class B; and

         2.       To approve an amendment to the Company's Equity Ownership
                  Plan.

         The written consent is to be submitted to the Company and become effective on or about November 17, 1997.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND TO THE COMPANY A PROXY.

         At the close of business on October 10, 1997, there were 10,114,603 shares of Common Stock outstanding, each of which is entitled to one vote.

         The approximate date on which this Information Statement is to be mailed to stockholders is October 26, 1997.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of October 10, 1997, the number of shares of the Company's Common Stock beneficially owned by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company's Common Stock, (ii) each of its directors and nominees to become a director,
(iii) each named executive officer (as defined pursuant to Securities and Exchange Commission rules) and (iv) all directors and executive officers as a group.


                                     Beneficial Ownership(1)
                                     -----------------------
                                                                                              Percentage of
                                                                                Number        Common Stock
                                                                                ------        ------------
                  Kyoei Steel, Ltd. . ................................       9,000,000(2)         89.0
                  Phillip E. Casey....................................       1,006,892(3)         10.0
                  J. Donald Haney ....................................           6,676              *
                  Tom J. Landa........................................          14,660              *
                  James F. Oliver.....................................           4,172              *
                  Koichi Takashima....................................             -0-              --
                  Akihiko Takashima...................................             -0-              --
                  Shuzo Hikita........................................             -0-              --
                  Hideichiro Takashima................................             -0-              --
                  Ryutaro Yoshioka....................................             -0-              --
                  Thomas G. Creed(4)..................................             -0-              --
                  James C. Hogue(4)...................................             -0-              --
                  All Directors and Executive Officers
                  as a Group (13 persons).............................       1,042,395            10.3

--------------------
(1) Beneficial ownership of shares, as determined in accordance with applicable Securities Exchange Commission rules, includes shares as to which a person has or shares voting power and/or investment power. Except as otherwise indicated, all shares are held of record with sole voting and investment power. For purposes of the table, a person or group of persons is deemed to have beneficial ownership of any shares as of a given date which such person has the right to acquire within 60 days after such date.

(2) All shares shown are owned directly by FLS, a wholly owned subsidiary of Kyoei Steel, Ltd. Kyoei's address is 18F Aqua Dojima, West Building, 1-4-16 Dojimahama, Kita-Ku, Osaka 530, Japan.

(3) Includes 129,408 shares of Common Stock gifted by Mr. Casey pursuant to Transfer and Proxy Agreements between Mr. Casey and certain donees. The gifted shares are subject to certain restrictions set forth in the agreements. Under the agreements, Mr. Casey is appointed as attorney-in-fact with full power to vote the shares in accordance with the decision of the holders of a majority of the shares of Common Stock held by the donee stockholders and Mr. Casey. As a result, Mr. Casey has the right to vote all 129,408 shares. The restrictions will expire upon the effectiveness of a Registration Statement filed with Securities and Exchange Commission. Mr. Casey's address is 5100 W. Lemon Street, Suite 312, Tampa, Florida 33609.

(4) Messrs. Creed and Hogue retired from the Company in November 1996 and May 1997, respectively.

                          DESCRIPTION OF CAPITAL STOCK

         The Company has authority under its Articles of Incorporation to issue up to 30,000,000 shares of Common Stock, par value $.01 per share, of which there are 10,114,603 shares outstanding as of October 10, 1997 Of such shares, 9,000,000 shares, or approximately 89.0%, are held of record by FLS. See "Principal Stockholders." Holders of Common Stock do not have any preemptive rights or rights to subscribe for additional securities of the Company.


         1. AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION

         Note: References below to the proposed amendment to the Company's Articles of Incorporation are qualified in their entirety by reference to the form of proposed Articles of Amendment attached as Exhibit A to this Information Statement (the "Amendment").

GENERAL

         The Company is proposing that its Articles of Incorporation be amended to (i) convert all outstanding shares of Common Stock into a new class of stock, referred to as Class B Common Stock, which will have two (2) votes per share on all matters, and (ii) authorize a new class of stock, referred to as Class A Common Stock, which will have one (1) vote per share on all matters. Generally, shares of Class A Common Stock and Class B Common Stock would be identical except as to voting rights. Other than pursuant to options already outstanding, in the future the Company would issue only shares of Class A Common Stock.

         The amendment to the Company's Articles of Incorporation will be approved if written consents representing a majority of all of the votes entitled to be cast by the stockholders of the Company are received by the Company. Stockholders owning approximately 99% of the outstanding shares of Common Stock (the "Majority Stockholders") intend by written consent to approve the amendment to the Company's Articles of Incorporation.

BACKGROUND

         The Company has filed with the U. S. Securities and Exchange Commission a Registration Statement on Form S-1 (the "Registration Statement") pursuant to which the Company may make a public offering of its common stock ("IPO"). The Company believes it would be in the best interests of the Company and its current shareholders if such current shareholders were granted greater voting rights per share than persons purchasing common stock in an IPO. The proposed Amendment would have the effect of granting such greater voting rights.

         It should be noted that the proposed Amendment, if adopted, may discourage or make more difficult attempts to acquire control of the Company on terms not approved by the Board of Directors by making it difficult for a potential acquiror to obtain a majority of the voting power in the Company against the wishes of holders of a substantial number of shares of Class B Common Stock. This may assist certain directors and executive officers of the Company in retaining their existing positions, and could result in stockholders not having an opportunity to sell their shares to a third party seeking to acquire the Company on terms opposed by the holders of Class B Common Stock who do not elect to sell their Class B Common Stock. See "Principal Stockholders." In addition, the holding of greater voting rights by current stockholders could adversely affect any market demand for, and thereby the initial offering price of, Class A Common Stock in an IPO and could adversely affect any trading market for the Class A Common Stock.

EFFECT OF THE AMENDMENT

         If the Amendment is adopted, the Company will have authority under its Articles of Incorporation to issue up to 100,000,000 shares of Class A Common Stock, par value $.01 and up to 22,000,000 shares of Class B Common Stock, par value $.01 (together referred to as "Common Stock"). Shares of Class A Common Stock and shares of Class B Common Stock generally will carry the same rights, powers, preferences, privileges and limitations, except that Class A Common Stock will have one vote per share while Class B Common Stock will have two votes per share. Upon effectiveness of the Amendment, 9,000,000 shares of Class B Common Stock will be held of record by FLS Holdings Inc. ("FLS"), a wholly owned subsidiary of Kyoei Steel, Ltd. ("Kyoei"), which shares then will represent approximately 89.0% of the combined voting power of all Common Stock. See "Principal Stockholders." Holders of Common Stock will not have any preemptive rights or rights to subscribe for additional securities of the Company.

VOTING RIGHTS

         The holders of Class A Common Stock will be entitled to one vote per share. Holders of Class B Common Stock will entitled to two votes per share. Holders of all classes of Common Stock entitled to vote will vote together as a single class on all matters presented to the stockholders for their vote or approval. Because of the disproportionate voting rights of the Class B Common Stock, holders of Class B Common Stock may be able to control the outcome of matters submitted to a vote of the Company's stockholders, including the election of directors, when the number of outstanding shares of Class B Common Stock is less than a majority of the number of shares of all classes of Common Stock then outstanding.

DIVIDENDS

         Holders of Class A Common Stock and Class B Common Stock will be entitled to receive dividends at the same rate if, as and when such dividends are declared by the Company out of assets legally available therefor. The Company may not make any dividend or distribution to any holder of any class of Common Stock unless simultaneously with such dividend or distribution the Company makes the same dividend or distribution with respect to each outstanding share of Common Stock regardless of class. In the case of a dividend or other distribution payable in shares of a class of Common Stock, including distributions pursuant to stock splits or divisions of Common Stock, only shares of Class A Common Stock may be distributed with respect to Class A Common Stock and only shares of Class B Common Stock may be distributed with respect to Class B Common Stock. Whenever a dividend or distribution, including distributions pursuant to stock splits or divisions of the Common Stock, is payable in shares of a class of Common Stock, the number of shares of each class of Common Stock payable per share of such class of Common Stock shall be equal in number. In the case of dividends or other distributions consisting of other voting securities of the Company or of voting securities of any corporation which is a wholly-owned subsidiary of the Company, the Company shall declare and pay such dividends in two separate classes of such voting securities, identical in all respects except that (i) the voting rights of each such security issued to the holders of Class A Common Stock shall be one-half of the voting rights of each such security issued to holders of Class B Common Stock, (ii) such security issued to holders of Class B Common Stock shall convert into the security issued to the holders of Class A Common Stock upon the same terms and conditions applicable to the conversion of Class B Common Stock into Class A Common Stock and shall have the same restrictions on transfer and ownership applicable to the transfer and ownership of the Class B Common Stock, and (iii) with respect only to dividends or other distributions of voting securities of any corporation which is a wholly owned subsidiary of the Company, the respective voting rights of each such security issued to holders of Class A Common Stock and Class B Common Stock with respect to election of directors shall otherwise be as comparable as is practicable to those of the Class A Common Stock and Class B Common Stock, respectively. In the case of dividends or other distributions consisting of securities convertible into, or exchangeable for, voting securities of the Company or of voting securities of any corporation which is a wholly owned subsidiary of the Company, the Company shall provide that such convertible or exchangeable securities and the underlying securities be identical in all respects (including, without limitation, the conversion or exchange rate) except that the underlying securities may have the same differences as they would have if the Company issued voting securities of the Company or of a wholly owned subsidiary rather than issuing securities convertible into, or exchangeable for, such securities.

CONVERSION

         Class A Common Stock will have no conversion rights. Shares of Class B Common Stock will be convertible into Class A Common Stock, in whole or in part, at any time and from time to time at the option of the holder, on the basis of one share of Class A Common Stock for each share of Class B Common Stock converted. Each share of Class B Common Stock shall automatically convert into one share of Class A Common Stock on the date on which the number of shares of Class B Common Stock then owned of record by Kyoei Steel, Ltd. ("Kyoei") would be entitled to cast fewer than 50% of the aggregate number of votes that would be entitled to be cast by all holders of shares of Common Stock then outstanding at a meeting of such holders. For these purposes, Kyoei shall be deemed to include wholly owned subsidiaries of Kyoei. The Company covenants that (i) it will at all times reserve and keep available, out of its authorized but unissued shares of Class A Common Stock, such number of shares of Class A Common Stock issuable upon the conversion of all outstanding shares of Class B Common Stock,
(ii) it will cause any share of Class A Common Stock issuable upon conversion of a share of Class B Common Stock that requires registration with or approval of any governmental authority under federal or state law before such shares may be issued upon conversion to be so registered or approved and (iii) it will use its best efforts to list the shares of Class A Common Stock required to be delivered upon conversion prior to such delivery upon such national securities exchange upon which the outstanding Class A Common Stock is listed at the time of such delivery.

RESTRICTIONS ON ADDITIONAL ISSUANCES AND TRANSFER

         The Company may not issue or sell any shares of Class B Common Stock or any securities (including, without limitation, any rights, options, warrants or other securities) convertible into, or exchangeable or exercisable for, shares of Class B Common Stock to any person who is not a holder of Class B Common Stock as of the date of completion of the Offerings, other than pursuant to stock options already outstanding. Additionally, shares of Class B Common Stock may not be transferred, whether by sale, assignment, gift, bequest, appointment or otherwise, to a person other than another holder of Class B Common Stock or to Kyoei. Notwithstanding the foregoing (i) any holder of Class B Common Stock may pledge his, her or its shares of Class B Common Stock to a financial institution pursuant to a bona fide pledge of such shares as collateral security for indebtedness due to the pledgee provided that such shares remain subject to the transfer restrictions and that, in the event of foreclosure or other similar action by the pledgee, such pledged shares of Class B Common Stock may only be transferred to as provided above or converted into shares of Class A Common Stock, as the pledgee may elect, and (ii) the foregoing transfer restrictions shall not apply in the case of a merger, consolidation or business combination of the Company with or into another corporation in which all of the outstanding shares of Common Stock of the Company regardless of class are purchased by the acquiror.

RECLASSIFICATION AND MERGER

         In the event of a reclassification or other similar transaction as a result of which the shares of Class A Common Stock are converted into another security, then a holder of Class B Common Stock will be entitled to receive upon conversion the amount of such other security that the holder would have received if the conversion occurred immediately prior to the record date of such reclassification or other similar transaction. No adjustments in respect of dividends will be made upon the conversion of any share of Class B Common Stock except that, if a share is converted subsequent to the record date for the payment of a dividend or other distribution on shares of Class B Common Stock but prior to such payment, then the registered holder of such share at the close of business on such record date will be entitled to receive the dividend or other distribution payable on such date regardless of the conversion thereof or the Company's default in payment of the dividend due on such date. In the event the Company enters into any consolidation, merger, combination or other transaction in which shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, and in such event, the shares of each class of Common Stock will be exchanged for or changed into either (i) the same amount of stock, securities, cash and/or any other property, as the case may be, into which or for which each share of any other class of Common Stock is exchanged or changed; provided, however, that if shares of Common Stock are exchanged for or changed into shares of capital stock, such shares so exchanged for or changed into may differ to the extent and only to the extent that the Class A Common Stock and Class B Common Stock differ as provided in the Company's Articles of Incorporation or (ii) if holders of each class of Common Stock are to receive different distributions of stock, securities, cash and/or any other property, an amount of stock, securities, cash and/or property per share having a value, as determined by an independent investment banking firm of national reputation selected by the Board of Directors, equal to the value per share into which or for which each share of any other class of Common Stock is exchanged or changed.

OTHER PROVISIONS

         In the event of liquidation of the Company, after payment of the debts and other liabilities of the Company, the remaining assets of the Company will be distributable ratably among the holders of the Class A Common Stock and Class B Common Stock treated as a single class. Except as described below, the holders of the Class A Common Stock and Class B Common Stock are not entitled to preemptive rights. None of the Class A Common Stock or Class B Common Stock may be subdivided or combined in any manner unless the other class is subdivided or combined in the same proportion.

LISTING

         Application will be made for listing of the Class A Common Stock on the New York Stock Exchange ("NYSE") under the trading symbol "AST." Although transfer of Class B Common Stock generally would be prohibited (except to another holder of Class B Common Stock), shares of Class B Common Stock would be convertible at any time into an equal number of shares of Class A Common Stock.


         2. AMENDMENT OF THE COMPANY'S EQUITY OWNERSHIP PLAN

         In 1995, the Board of Directors and stockholders of the Company adopted the AmeriSteel Corporation Equity Ownership Plan. The purpose of the Equity Ownership Plan is to enable the Company to be in a position to continue to effectively attract and retain executive officers and other key employees.

         The amendment to the Company's Equity Ownership Plan will be approved if written consents representing a majority of all of the votes entitled to be cast by the Company's stockholders are received by the Company. The Majority Stockholders intend by written consent to approve the amendment to the Company's Equity Ownership Plan.

EFFECT OF THE AMENDMENT

         The Equity Ownership Plan as originally adopted covers a maximum of 438,852 shares of Common Stock. As set forth above, the Board of Directors has recommended that the Company's Articles of Incorporation be amended to convert all shares of Common Stock into a new class of stock, referred to as Class B Common Stock and to authorize a new class of stock, referred to as Class A Common Stock. See "Proposal to Amend the Company's Articles of Incorporation." The Board of Directors has approved, subject to approval by the stockholders of the Company, an amendment to the Equity Ownership Plan whereby any shares to be issued pursuant to options outstanding as of the effective date of the amendment to the Articles of Incorporation (the "Effective Date") shall be of shares of Class B Common Stock and any award of shares and grants of options or other benefits under the Equity Ownership Plan from and after the Effective Date shall be of or with respect to Class A Common Stock. The Amended Equity Ownership Plan (the "Plan") will have an aggregate of 243,002 shares of Class A Common Stock reserved for issuance under the Plan and an aggregate of 143,750 shares of Class B Common Stock reserved for issuance in connection with stock options previously granted under the Plan and currently unexercised.

         The Majority Stockholders intend by written consent in lieu of a Special Meeting of Stockholders of the Company to approve the amendment to the Company's Equity Ownership Plan.

SUMMARY OF THE PLAN

         An aggregate of 438,852 shares of Common Stock have been reserved for issuance under the Plan. Under the Plan, restricted stock, incentive stock options, nonqualified stock options and stock appreciation rights ("SARs") or any combination thereof may be granted to eligible individuals. The Plan is administered by the Board of Directors.

         All employees are eligible to receive options under the Plan, except with respect to incentive stock options for any employee ineligible by reason of the provisions of Section 422 of the Internal Revenue Code (e.g., a team member owning or who would own upon the exercise of the option more than 10% of the outstanding common stock of the Company, unless the option price is at least 110% of the fair market value of the Common Stock subject to the option and the option is not exercisable after five years from the date of grant). No consideration will be received by the Company for the granting of options or SARs under the Plan other than the services rendered to the Company by the employee in such capacity. The Board of Directors has discretion to condition the grant of restricted shares upon the payment of cash which may not exceed the fair market value of the shares.

         The aggregate number of shares covered by the Plan, as well as the number of shares covered by outstanding options (and the per share purchase price thereof) are subject to automatic adjustment, without further action of the Board of Directors or the stockholders, in the event of a stock dividend, a stock split or certain other recapitalizations with respect to the Company's stock.

         The Board of Directors may amend the Plan (or suspend or discontinue it) without further stockholder approval, except with respect to certain major changes such as changing the number of shares subject to the Plan or the minimum option price or the class of employees eligible to receive options. No amendment may adversely affect any then outstanding award.

         All recipients of awards under the Plan agree that they will not transfer or otherwise dispose of any shares acquired under the Plan without first offering to sell the shares to the Company in accordance with the terms and conditions of the Plan. The restrictions will expire upon the effectiveness of a Registration Statement filed with Securities and Exchange Commission.

         INCENTIVE STOCK OPTIONS. The per share exercise price of each incentive stock option may not be less than the fair market value of the stock on the date of grant or, in the case of a team member owning more than 10% of the outstanding Common Stock of the Company, not less than 110% of such fair market value. Also, the aggregate fair market value of the stock with respect to which options are exercisable for the first time by a team member in any calendar year may not exceed $100,000.

         NONQUALIFIED STOCK OPTIONS. The per share exercise price of each nonqualified stock option may not be less than the fair market value of the stock on the date of grant.

         If exercised, an option must be exercised within the exercise period by payment of the option price in cash, by check or by other means prescribed by the committee.

         Options are exercisable based on vesting schedules established by the Board of Directors, generally in one-third increments each year beginning two years from the date of grant. An option may not be exercised more than 10 years after the date of grant, or, in the case of an individual who owns more than 10% of the outstanding common stock of the Company, more than five years after the date of grant. Each option is exercisable in stock of the Company. If the individual's employment with the Company is terminated during the term of the option, the end of the option period will be accelerated. Notwithstanding the foregoing general rules, the Board of Directors may issue options for shorter periods of time and may permit the earlier exercise of outstanding options.

         SARS. An SAR is payable at such time or times, or upon the occurrence of such event or events, and in such amounts or types of consideration (including cash or Shares) as the Board of Directors shall specify in the SAR Agreement. An SAR may be granted in connection with all or any portion of a previously or contemporaneously granted award (other than an SAR), or by itself and not in connection with any other award.

         RESTRICTED SHARES. All award shares granted under the Plan shall be shares of Class A Common Stock. During the restriction period determined in the discretion of the Board of Directors, award shares may not be sold, transferred, assigned, pledged, conveyed, hypothecated or otherwise disposed of (other than by operation of law). Award shares may be subject to such additional terms, conditions or limitations, not inconsistent with the specific provisions of the Plan, as may be approved by the Board of Directors in it sole discretion.

         The price of the Company's Common Stock pursuant to the latest independent appraisal was $13.50 per share.

FEDERAL INCOME TAX CONSEQUENCES

         The recipient of an incentive stock option should not recognize any taxable income or loss for federal income tax purposes at the time the incentive stock option is granted or exercised; however, upon exercise, the difference between the stock purchase price set forth in the option and the fair market value of the shares received may be subject to the alternative minimum tax. If the Common Stock purchased upon the exercise of an incentive stock option is held for at least two years after the granting of the option and at least one year after exercise, the recipient should receive a long term capital gain or loss upon the sale or disposition of the Common Stock based on the difference between the fair market value of the Common Stock on the date of sale or other disposition and the purchase price of the Common Stock under the option. The Company will not be entitled to any deductions with respect to the granting or exercise of the incentive stock option in such cases.

         If the recipient of an incentive stock option does not hold the shares for two years after the grant of the option and one year after exercise, the recipient will generally recognize as ordinary income in the year of disposition the difference between (1) the purchase price of Common Stock covered by the option and (2) the lesser of the sales price or the fair market value of the shares on the date of exercise; and the Company will be entitled to a corresponding deduction for such amount in that year. Any remaining gain would be taxable to the recipient as capital gain. However, if the sales price is less than the purchase price under the option, no income will be recognized; the recipient would generally realize a capital loss equal to the difference between the purchase price and the disposition price; and the Company will not receive any deduction.

         The general rules described in the preceding paragraph apply only when the sale is made to an unrelated party. If the recipient makes a sale or other disposition to certain related persons or entities before the end of the applicable holding periods, then the recipient will be treated as having received ordinary income (with a corresponding deduction to the Company) in the year of disposition in an amount equal to the difference between the sales price and the fair market value of the shares on the date of exercise (even if the fair market value of the shares is less on the date of sale or other disposition).

         Because the Company does not anticipate that any nonqualified stock option will have a readily ascertainable fair market value when issued, the recipient of such an option should not recognize any taxable income or loss for federal income tax purposes at the time the option is granted. The exercise of the nonqualified stock option, however, will result in the immediate recognition of taxable income by its holder at ordinary income rates based on the difference between the purchase price for shares covered by the option and the fair market value of the shares received at the time of exercise. The Company will receive a corresponding deduction at the same time. Additional gain or loss, determined under general rules of taxation, may be realized upon the sale of the shares.

         The specific application and impact of the tax rules will vary depending on the specific personal situation of individual option recipients.

              PLAN BENEFITS TABLE -- AMENDED EQUITY OWNERSHIP PLAN

                  The following table provides information regarding the number of awards and the dollar value of awards under the Plan.


                                                                      Amended Equity Ownership Plan
                                                                      -----------------------------

                                                                                             Number
         Name and Position                                           Dollar Value           of Units
         -----------------                                           ------------           --------
         Phillip E. Casey, Chairman of the Board
           and Chief Executive Officer                                    (1)                  (1)

         J. Donald Haney, Group Vice President,
           Fabricated Reinforcing Steel                                   (1)                  (1)

         Tom J. Landa, Vice President and Chief                           (1)                  (1)
         Financial Officer

         James C. Hogue, Vice President, Human                            (1)                  (1)
         Resources

         James F. Oliver, Vice President, Knoxville                       (1)                  (1)
         Steel Mill Division

         Thomas G. Creed, President and Chief                             (1)                  (1)
         Operating Officer

         Executive Group(2)                                               (1)                  (1)

         Non-Executive Director Group                                      *                    *

         Non-Executive Officer Employee Group                             (1)                  (1)

----------------------------

*        Not eligible for participation

(1) Awards under the Equity Ownership Plan are entirely within the discretion of the Board of Directors. The Company cannot determine the nature or amount of awards that will be made in the future. During fiscal 1997, Messrs. Casey, Haney, Landa, Hogue, Oliver and Creed were granted options to purchase 0, 3,500, 0, 3,000, 3,000 and 0 shares of Common Stock, respectively. No other awards were made to such individuals in fiscal 1997. During fiscal 1997, 12,500 stock options and 12,500 stock options were granted and remain outstanding under this plan to the Executive Group and Non-Executive Officer Employee Group, respectively. The dollar value of such awards cannot be determined.

(2) Consists of 13 executive officers including the six executive officers listed above.

                                                                     EXHIBIT "A"

                              ARTICLES OF AMENDMENT
                                     OF THE
                            ARTICLES OF INCORPORATION
                                       OF
                             AMERISTEEL CORPORATION


         AMERISTEEL CORPORATION, a corporation organized and existing under the laws of the State of Florida (the "Corporation"), in order to amend its Articles of Incorporation as now in effect (the "Articles of Incorporation"), in accordance with the requirements of Chapter 607, Florida Statutes, does hereby certify as follows:

         1. The name of the Corporation is AMERISTEEL CORPORATION and its Document Number with the Florida Department of State is 195537.

         2. The amendment being effected hereby (the "Amendment") was duly adopted and approved by the Board of Directors of the Corporation at a meeting thereof on October ___, 1997.

         3. In accordance with Section 607.0704, Florida Statutes: the Amendment was duly adopted and approved by a majority of the shareholders of the Corporation by the execution of one or more written consents effective November ___, 1997, dated and signed by shareholders having the requisite number of votes to vote thereon, such vote was sufficient for approval of the Amendment, such consents described the action taken and were duly and timely delivered to the Corporation by delivery to its corporate secretary, and notice thereof was given to those shareholders who did not consent in writing to the matters approved.

         4. These Articles of Amendment of the Articles of Incorporation of AmeriSteel Corporation (these "Articles of Amendment") shall be effective upon filing hereof with the Department of State of the State of Florida.

         5. Immediately prior to the filing of these Articles of Amendment, the authorized capital stock of the Corporation consists of 30,000,000 shares of common stock ("Old Common Stock"), par value $.01 per share, of which 10,075,304 shares are issued and outstanding. The Amendment causes the authorized capital stock of the Corporation to consist of 100,000,000 shares of Class A Common Stock ("Class A Common Stock"), par value $.01 per share, and 22,000,000 shares of Class B Common Stock ("Class B Common Stock"), par value $.01 per share. Upon the effectiveness of these Articles and the Amendment, each issued and outstanding share of Old Common Stock shall be automatically converted and reclassified into one issued and outstanding share of Class B Common Stock and every option or other right to purchase or otherwise acquire a share of Old Common Stock shall be automatically converted and reclassified into an identical option or other right to purchase or otherwise acquire one share of Class B Common Stock, in each case without any other or further action by or on the part of the Corporation or any other person. Further, every reference to any number of shares of Old Common Stock in any contract, agreement, document or instrument to which the Corporation is a party shall be deemed to be a reference to the same number of shares of Class B Common Stock.

         6. The Articles of Incorporation are hereby amended by deleting Article IV thereof, and in its place and stead substituting the following:


                                   ARTICLE IV

4.1 General. The total number of shares of stock which the Corporation shall have authority to issue is 100,000,000 shares of Class A Common Stock ("Class A Common Stock"), par value $.01 per share, and 22,000,000 shares of Class B Common Stock ("Class B Common Stock"), par value $.01 per share. Class A Common Stock and Class B Common Stock are together referred to as "Common Stock." Except as otherwise set forth below, the rights, powers, preferences, privileges and limitations of shares of Class A Common Stock and Class B Common Stock shall be identical in all respects.

4.2 Voting Rights. Every holder of Class A Common Stock shall be entitled to one vote in person or by proxy for each share of Class A Common Stock standing in his or her name on the transfer books of the Corporation, and every holder of Class B Common Stock shall be entitled to two votes in person or by proxy for each share of Class B Common Stock standing in his or her name on the transfer books of the Corporation, in connection with all other matters submitted to a vote of shareholders. Except as may be otherwise required by law or by these Articles of Incorporation, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single voting group on all matters submitted to a vote of the holders of Common Stock. Every reference in these Articles of Incorporation or in the Bylaws of the Corporation to a majority or other proportion of shares of Common Stock, Class A Common Stock or Class B Common Stock, as the case may be, shall refer to such majority or other proportion of the votes to which such shares of Common Stock, Class A Common Stock or Class B Common Stock, as the case may be, are entitled.

4.3 Voluntary Conversion of Class B Common Stock. Each share of Class B Common Stock is convertible at any time at the option of the holder thereof into one share of Class A Common Stock. In connection with any such conversion, the holder of the share or shares of Class B Common Stock to be converted shall surrender to the office of the Corporation, or to such other person as may be designated from time to time by the Corporation, (i) the certificate or certificates representing the shares of Class B Common Stock to be converted, duly endorsed in blank or accompanied by proper instruments of transfer, and
(ii) written notice to the Corporation stating that such holder elects to convert such share or shares and stating the name and address in which each certificate for shares of Class A Common Stock issued upon such conversion is to be issued. Such conversion shall be deemed to have been effected at the close of business on the date when such surrender is made to the Corporation (or, as the case may be, to such other person as may be designated from time to time by the Corporation) of the shares to be converted.

4.4 Automatic Conversion of Class B Common Stock. Each share of Class B Common Stock shall automatically convert into one share of Class A Common Stock on the first date on which the number of shares of Class B Common Stock then owned of record by Kyoei Steel, Ltd. ("Kyoei") would be entitled to cast fewer than ___% of the aggregate number of votes that would be entitled to be cast by all holders of shares of Common Stock then outstanding at a meeting of such holders. For purposes of these Articles of Incorporation, any reference to Kyoei shall be deemed to include wholly owned subsidiaries of Kyoei.

4.5 Reservation of Shares. The Corporation shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock and its issued Common Stock held in its treasury for the purpose of effecting any conversion of the Class B Common Stock pursuant to these Articles of Incorporation, the full number of shares of Class A Common Stock then deliverable upon any such conversion of all outstanding shares of Class B Common Stock. Shares of Class A Common Stock have no conversion rights.

4.6 Notice of Automatic Conversion. The Corporation will provide notice of the conversion of shares of Class B Common Stock pursuant to Section 4.4 to holders of record of Common Stock not less than 30 nor more than 60 days prior to the date fixed for such conversion; provided, however, that if the timing or nature of the effectiveness of such conversion makes it impracticable to provide at least 30 days' notice, the Corporation shall provide such notice as soon as practicable. Such notice shall be provided by mailing notice of such conversion, first class postage prepaid, to each holder of record of Common Stock, at such holder's address as it appears on the transfer books of the Corporation; provided, however, that no failure to give such notice nor any defect therein shall affect the validity of the conversion of the shares of Class B Common Stock. Each such notice shall state, as appropriate, (i) the date upon which such conversion was or shall be effective, (ii) the place or places where certificates for such shares are to be surrendered for conversion, and (iii) that no dividends will be declared on the shares of Class B Common Stock after such conversion date.

4.7 Effect of Conversion. Immediately upon any conversion of one or more shares of Class B Common Stock to Class A Common Stock, the rights of the holders of such share or shares of Class B Common Stock as such shall cease and such holders shall be treated for all purposes as having become the holders of the shares of Class A Common Stock issuable upon such conversion; provided, however, that such persons shall be entitled to receive when paid any dividends declared on the Class B Common Stock as of a record date preceding the time of such conversion and unpaid as of the time of such conversion. As promptly as practicable after the time of conversion, upon the surrender of certificates formerly representing shares of Class B Common Stock, the Corporation shall deliver or cause to be delivered, to or upon the written order of the record holder of the surrendered certificates formerly representing shares of Class B Common Stock, a certificate or certificates representing the number of fully paid and nonassessable shares of Class A Common Stock into which the shares of Class B Common Stock formerly represented by such certificates have been converted in accordance with the provisions of these Articles of Incorporation. The Corporation will pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Class A Common Stock or the related stock certificates on the conversion of shares of Class B Common Stock; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any registration of transfer involved in the issue or delivery of shares of Class A Common Stock or the related stock certificates in a name other than that of the registered holder of such converted shares of Class B Common Stock, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

4.8 Restrictions on Additional Issuances, Etc. Other than pursuant to options or other rights to purchase already outstanding, or pursuant to a stock split, stock dividend or similar transaction effected in accordance with these Articles of Incorporation, from and after the effective date of this provision the Corporation may not issue or sell any shares of Class B Common Stock or any securities (including, without limitation, any rights, options, warrants or other securities) convertible into, or exchangeable or exercisable for, shares of Class B Common Stock to any person who is not then either a holder of Class B Common Stock or Kyoei. Shares of Class B Common Stock may not be transferred, whether by sale, assignment, gift, bequest, appointment or otherwise, to a person other than another record holder of Class B Common Stock or to Kyoei. Notwithstanding the foregoing (i) any holder of Class B Common Stock may pledge his, her or its shares of Class B Common Stock to a financial institution pursuant to a bona fide pledge of such shares as collateral security for indebtedness due to the pledgee provided that such shares remain subject to the transfer restrictions and that, in the event of foreclosure or other similar action by the pledgee, such pledged shares of Class B Common Stock may only be transferred as provided above or converted into shares of Class A Common Stock, as the pledgee may elect, and (ii) the foregoing transfer restrictions shall not apply in the case of a merger, consolidation or business combination of the Corporation with or into another corporation in which all of the outstanding shares of Common Stock of the Corporation regardless of class are purchased by the acquiror.

4.9 Dividends. Holders of Class A Common Stock and Class B Common Stock shall be entitled to receive such dividends and other distributions in cash, stock of any corporation (other than Common Stock of the Corporation) or property of the Corporation if, when and as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in all such dividends and other distributions. In the case of dividends or other distributions payable in Common Stock, including distributions pursuant to stock splits or divisions of Common Stock of the Corporation, only shares of Class A Common Stock shall be paid or distributed with respect to Class A Common Stock and only shares of Class B Common Stock shall be paid or distributed with respect to Class B Common Stock. The number of shares of Class A Common Stock and Class B Common Stock so distributed shall be equal in number on a per share basis.

4.10 Reclassification and Merger. Neither the shares of Class A Common Stock nor the shares of Class B Common Stock may be reclassified, subdivided or combined unless such reclassification, subdivision or combination occurs simultaneously and in the same proportion for each class. In the event the Corporation enters into any consolidation, merger, combination or other transaction in which shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, and in such event, the shares of each class of Common Stock will be exchanged for or changed into either (1) the same amount of stock, securities, cash and/or any other property, as the case may be, into which or for which each share of any other class of Common Stock is exchanged or changed; provided, however, that if shares of Common Stock are exchanged for or changed into shares of capital stock, such shares so exchanged for or changed into may differ to the extent and only to the extent that the Class A Common Stock and Class B Common Stock differ as provided in the Corporation's Articles of Incorporation or (2) if holders of each class of Common Stock are to receive different distributions of stock, securities, cash and/or any other property, an amount of stock, securities, cash and/or property per share having a value, as determined by an independent investment banking firm of national reputation selected by the Board of Directors, equal to the value per share into which or for which each share of any other class of Common Stock is exchanged or changed.

4.11 Amendment to Eliminate Class B Common Stock. If at any time there are no shares of Class B Common Stock issued and outstanding and the Corporation would not then be permitted under these Articles of Incorporation to issue any shares of Class B Common Stock, then the Board of Directors of the Corporation, without shareholder action, may adopt and caused to be filed one or more amendments to these Articles of Incorporation to delete any reference to or provision relating to Class B Common Stock as a matter of historical interest, to change the designation or name of Class A Common Stock and to make any appropriate conforming changes to these Articles of Incorporation, including but not limited to changing the numbering or the headings of the provisions hereof.

4.12 No Preemptive Rights. No holder of any share or shares of Common Stock shall have or be entitled to, as a matter of right solely by reason of such holding, any preemptive or other right to subscribe for or purchase any number of such additional shares of Common Stock (or any other class or series of capital stock now or hereafter authorized for issuance by the Corporation) as may be issued by the Corporation from time to time, whether such additional shares are issued for cash, property, services or any other consideration and whether or not such shares are now authorized or are authorized by subsequent amendment to these Articles of Incorporation, nor shall any such holder have or be entitled to, as a matter of right solely by reason of such holding, any preemptive or other right to subscribe for or purchase securities convertible into or exchangeable for shares of the Corporation or to which there shall be attached or appertain any warrants or rights entitling the holders thereof to purchase or subscribe for such shares.

4.13 Dissolution, Liquidation, Etc. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets and funds of the Corporation, if any, available for distribution to shareholders shall be distributed equally on a per share basis to the holders of Common Stock. For the purposes of this paragraph, the voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation with one or more other corporations (whether or not the Corporation is the corporation surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

4.14 Payment for Stock. The consideration for the issuance of shares of Common Stock may be paid, in whole or in part, in cash, in promissory notes, in other property (tangible or intangible), in labor or services actually performed for the Corporation, in promises to perform services in the future evidenced by a written contract, or in other benefits to the Corporation at a fair valuation to be fixed by the Board of Directors. When issued, all shares of Common Stock shall be fully paid and nonassessable.

4.15 Treasury Stock. The Board of Directors of the Corporation shall have the authority to acquire by purchase and hold from time to time any shares of its issued and outstanding capital stock for such consideration and upon such terms and conditions as the Board of Directors in its discretion shall deem proper and reasonable in the interests of the Corporation.



         7. Any reference in the Amendment to "these Articles of Incorporation" or any other reference of similar import shall be deemed a reference to the Articles of Incorporation as amended by the Amendment.

         IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed these Articles of Amendment of the Articles of Incorporation of AmeriSteel Corporation this day of November, 1997.

                                        AMERISTEEL CORPORATION



                                        By:
                                           -------------------------------------

                             AMERISTEEL CORPORATION
                              EQUITY OWNERSHIP PLAN



                                    ARTICLE 1

                             ESTABLISHMENT; PURPOSE

         1.1 ESTABLISHMENT. AmeriSteel Corporation, a Florida corporation, (the "Company") hereby establishes an incentive compensation plan to be known as the "AmeriSteel Equity Ownership Plan" (the "Plan").

         1.2 PURPOSE. The purpose of the Plan is to (a) attract, retain and motivate participating employees of the Company and its subsidiaries through awards of shares of the Common Stock of the Company (the "Shares"), options to purchase Shares (the "Options") and other equity-based awards, (b) encourage employee ownership of Shares and (c) encourage participating employees to think and act like owners of the Company.

         1.3 MAXIMUM NUMBER OF SHARES. The maximum number of Shares that may be offered under the Plan is 438,852 subject to adjustment as provided in
Section 10.1. If an Option is surrendered or for any other reason ceases to be exercisable in whole or in part, the Shares that are subject to such Option, but as to which the Option has not been exercised, shall again become available for offering under the Plan. Any awards under the Plan made other than in Shares or Options shall not reduce the maximum number of Shares covered by the Plan.

         1.4 STATUS. It is the intention of the Company that ISOs granted under the Plan qualify as "incentive stock options" under Section 422 of the Code, and the regulations promulgated thereunder. The provisions of the Plan with respect to ISOs, accordingly, shall be construed in a manner consistent with such requirements. Except with respect to ISOs, no other Award under the Plan is intended to qualify for special treatment or status under the Code.



                                    ARTICLE 2

                                   DEFINITIONS

         2.1 DEFINITIONS. The following words and terms as used herein shall have that meaning set forth therefor in this Article 2 unless a different meaning is clearly required by the context.

                  2.1.1 "AWARD" shall mean any Option, Shares, SAR or any cash payment granted or awarded under the Plan.

                  2.1.2 "AWARD AGREEMENT(S)" shall mean any document, agreement or certificate deemed by the Board of Directors as necessary or advisable to be entered into with or delivered to a Participant in connection with or as a condition precedent to the valid completion of the grant of an Award under the Plan.

                  2.1.3 "AWARD SHARE(S)" shall mean any Shares granted or awarded to a Participant in accordance with the provisions of Article 8.

                  2.1.4 "BOARD" OR "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

                  2.1.5 "CHIEF EXECUTIVE OFFICER" shall mean the officer so designated from time to time by the Board of Directors, or if the Board shall fail to so designate an officer to that position, the President of the Company.

                  2.1.6 "CODE" shall mean the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include a reference to any successor provision.

                  2.1.7 "COMPANY" shall mean AmeriSteel Corporation, a Florida corporation, and its successors.

                  2.1.8    "EFFECTIVE DATE" shall mean April 1, 1995.

                  2.1.9 "ELIGIBLE EMPLOYEE" shall mean any individual employed by the Company or any Subsidiary. The Board of Directors shall have the sole power to determine if the eligibility requirements have been satisfied.

                  2.1.10 "FAIR MARKET VALUE" of the Shares shall mean the closing price, on the date in question (or, if no Shares are traded on such day, on the next preceding day on which Shares were traded), of the Shares as reported on the Composite Tape, or if not reported thereon, then such price as reported in the trading reports of the principal securities exchange in the United States on which such stock is listed, or if such stock is not listed on a securities exchange in the United States, the mean between the dealer closing "bid" and "ask" prices on the over-the-counter market as reported by the National Association of Security Dealers Automated Quotation System (NASDAQ), or NASDAQ's successor, or if not reported on NASDAQ, the fair market value of such stock as determined by the Board of Directors in good faith and based on all relevant factors.

                  2.1.11 "ISO" shall mean an incentive stock option granted in accordance with the provisions of Article 5 of the Plan.

                  2.1.12 "NSO" shall mean a nonqualified stock option granted in accordance with the provisions of Article 6 of the Plan.

                  2.1.13   "OPTION" shall mean an ISO or an NSO.



                                       2.

                  2.1.14 "OPTIONEE" shall mean an individual employed by the Company or any Subsidiary to whom an Option is granted under the Plan.

                  2.1.15 "PARTICIPANT" shall mean an Eligible Employee, who in accordance with the terms of the Plan, is first recommended by the Chief Executive Officer and then approved by the Board of Directors for participation in the Plan as a recipient of an Award and who receives an Award.

                  2.1.16 "PLAN" shall mean the AmeriSteel Equity Ownership Plan, as set forth herein and as amended from time to time.

                  2.1.17 "REGISTRATION DATE" shall mean the effective date of the first registration statement that becomes effective under the Securities Act of 1933 (excluding any offering to employees, whether under the Plan or otherwise, registered under Form S-8) with respect to any public offering of Shares.

                  2.1.18 "SAR" shall mean a Stock Appreciation Right granted in accordance with the provisions of Article 7 of the Plan, which as to each SAR entitles the Participant to receive payment equal to the excess of (1) the Fair Market Value of a Share at the time of payment or exercise over (2) a specified price or value set or established at the time of grant of the SAR.

                  2.1.19 "SHARES" shall mean shares of the common stock of the Company.

                  2.1.20 "SUBSIDIARY" shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.

                  2.1.21 "10% STOCKHOLDER" shall mean an individual who owns more than 10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation.

         2.2 USAGE. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.


                                    ARTICLE 3

                                 ADMINISTRATION

         3.1 BOARD OF DIRECTORS. The Plan shall be administered by the Board of Directors.

         3.2 POWER AND AUTHORITY. Subject to the provisions of the Plan, the Board of Directors shall have full authority, in its discretion: (a) to determine from among Eligible Employees those



                                       3.

persons who shall become Participants; (b) to determine the nature, amount and terms and conditions of all Awards under the Plan, in accordance with and subject to the specific limitations and requirements set forth in the Plan; and
(c) to interpret the Plan, the terms of all Awards and Award Agreements and any other agreement or instrument awarded, issued or entered into under the Plan, and to prescribe, amend and rescind rules and regulations with respect the administration of the Plan. The interpretation and construction by the Board of Directors of any provision of the Plan, any Award or any other agreement or instrument awarded, issued or entered into under the Plan, and all other determinations and decisions of the Board of Directors pursuant to the provisions of the Plan, shall be final, conclusive and binding on all Participants and other affected persons. All actions and policies of the Board, to the extent they deal with ISOs, shall be consistent with the qualification of ISOs as incentive stock options under Section 422 of the Code.

         3.3 DISCRETIONARY AUTHORITY. The Board of Directors' decision to authorize the grant of an Award to an Eligible Employee at any time shall not require the Board of Directors to authorize the grant of an Award to that employee at any other time or to any other employee at any time; nor shall its determination with respect to the size, type or terms and conditions of the Award to be granted to an Eligible Employee at any time require it to authorize the grant of an Award of the same type or size or with the same terms and conditions to that employee at any other time or to any other employee at any time. The Board of Directors shall not be precluded from authorizing the grant of an Award to any Eligible Employee solely because the employee previously may have been granted an Award of any kind under the Plan.

         3.4 NO LIABILITY. No member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan.


                                    ARTICLE 4

                        EMPLOYEES ELIGIBLE TO PARTICIPATE

         4.1 GENERALLY. Any person, including any officer but not a person who is solely a director, who is in the employ of the Company or any Subsidiary on the date of a grant of an Award shall be an Eligible Employee, able to participate in the Plan in accordance with the terms of the Plan.

         4.2 PARTICIPANT STATUS. The Chief Executive Officer, in his sole discretion, from time to time may select from among Eligible Employees persons to recommend to the Board of Directors to become Participants in the Plan. Any Eligible Employee so recommended to the Board and who remains an Eligible Employee shall become a Participant upon the approval of such status by the Board of Directors, which approval shall be conclusively evidenced by the award or grant of an Award to a Participant.

         4.3 ISO ELIGIBILITY REQUIREMENT. Notwithstanding any provision of the Plan to the contrary, no person shall be eligible to receive any ISOs under the Plan if such person would not be able qualify for the benefits of incentive stock options under Section 422 of the Code.



                                       4.

                                    ARTICLE 5

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         5.1 GRANT. Any ISO granted pursuant to the Plan shall be authorized by the Board of Directors and shall be evidenced by certificates or agreements in such form as the Board of Directors from time to time shall approve, which certificates or agreements shall comply with and be subject to the terms and conditions hereinafter specified. Upon the granting of any ISO, the Board of Directors shall promptly cause the Optionee to be notified of the fact that such Option has been granted. The date on which the Board of Directors approves the grant of an ISO shall be considered to be the date on which such Option is granted.

         5.2 NUMBER OF SHARES. Each ISO shall state the number of Shares to which it pertains.

         5.3 OPTION PRICE. Each ISO shall state the option price, which option price shall be determined by the Board of Directors in its discretion. Notwithstanding the foregoing, the option price in no event shall be less than 100% of the Fair Market Value of the Shares on the date of grant of the Option; or, in the case of an ISO being issued to an Eligible Employee who is a 10% Stockholder at the time an ISO is granted, 110% of the Fair Market Value of the Shares on the date of grant.

         5.4 METHOD OF EXERCISE. An Optionee may exercise an ISO during such time as may be permitted by the Option and the Plan by providing written notice to the Board of Directors, tendering the purchase price in accordance with the provisions of Section 5.4, and complying with any other exercise requirements contained in the Option or promulgated from time to time by the Board of Directors.

         5.5 METHOD OF PAYMENT. Payment of the option price upon the exercise of the ISO shall be in (a) United States dollars in cash or by check, bank draft or money order payable to the order of the Company; (b) in the discretion of and in the manner determined by the Board of Directors, by the delivery of Shares of Common Stock already owned by the Optionee; (c) by any other legally permissible means acceptable to the Board of Directors at the time of grant of the Option (including cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable legal restrictions); or in the discretion of the Board of Directors, through a combination of (a),
(b) and (c) of this Section 5.5. If the option price is paid in whole or in part through the delivery of Shares, the decision of the Board of Directors with respect to the fair market value of such Shares shall be final and conclusive.




                                       5.

         5.6      TERM AND EXERCISE OF OPTIONS.

                  5.6.1 Unless otherwise specified by the Board of Directors, each ISO shall be exercisable, in whole or in part, only in accordance with the following chart:


                                            PERCENTAGE OF
         NUMBER OF YEARS FROM                  SHARES
        DATE OPTION IS GRANTED               EXERCISABLE
           Less than 2 years                      0%
     -------------------------------        --------------
     2 years but less than 3 years             33 1/3%
     3 years but less than 4 years             66 2/3%
            4 years or more                   100    %

                  5.6.2 Notwithstanding the foregoing, an Optionee shall be 100% vested in the number of Shares originally covered by an ISO in the event the Optionee dies or becomes totally and permanently disabled (as determined in the sole discretion of the Board of Directors) while still employed by the Company.

                  5.6.3 To the extent not exercised, exercisable installments of ISOs shall be exercisable, in whole or in part, in any subsequent period, but not later than the expiration date of the Option. The Board of Directors shall determine the expiration date of the Option at the time of the grant of the Option; provided, however, that no ISO shall be exercisable after the expiration of ten (10) years from the date it is granted; or, in the case of a 10% Stockholder, no ISO shall be exercisable after the expiration of five (5) years from the date it is granted. Not less than one hundred (100) Shares may be exercised at any one time unless the number exercised is the total number at the time exercisable under the Option.

                  5.6.4 Within the limits described above, the Board of Directors may impose additional requirements on the exercise of ISOs. When it deems special circumstances to exist, the Board of Directors in its discretion may accelerate the time at which an ISO may be exercised if, under previously established exercise terms, such Option was not immediately exercisable in full, even if the acceleration would permit the Option to be exercised more rapidly than the vesting set forth above in the chart, or as otherwise specified by the Board of Directors, would permit.

         5.7 ADDITIONAL LIMITATIONS. The aggregate Fair Market Value (determined as of the time an ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by any Optionee in any calendar year under the Plan and under all other incentive stock option plans of the Company and any parent and subsidiary corporations of the Company (as those terms are defined in Section 424 of the Code) shall not exceed $100,000.




                                       6.

         5.8      DEATH OR OTHER TERMINATION OF EMPLOYMENT.

                  5.8.1 In the event that an Optionee shall cease to be employed by the Company or a Subsidiary for any reason other than his or her death, subject to the conditions that no ISO shall be exercisable after its expiration date, such Optionee shall have the right to exercise the ISO at any time within thirty (30) days after such termination of employment to the extent his or her right to exercise such Option had accrued pursuant to this Article 5 at the date of such termination and had not previously been exercised; such thirty (30) day period shall be increased to ninety (90) days if the termination of employment was the retirement or early retirement of the Optionee (as defined under the Company's qualified Retirement Plan) and to one (1) year for any Optionee who dies during the thirty (30) day or ninety (90) day period, whichever may be applicable, and the Option may be exercised within such extended time limit by the Optionee or, in the case of death, the personal representative of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. Whether an authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Board of Directors, whose determination shall be final and conclusive.

                  5.8.2 In the event that an Optionee shall die while in the employ of the Company or a Subsidiary and shall not have fully exercised any ISO, the ISO may be exercised, subject to the conditions that no ISO shall be exercisable after its expiration date, to the extent that the Optionee's right to exercise such Option had accrued pursuant to this Article 5 at the time of his or her death and had not previously been exercised, at any time within one
(1) year after the Optionee's death, by the personal representative of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance.

                  5.8.3 No ISO shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution.

                  5.8.4 During the lifetime of the Optionee, an ISO shall be exercisable only by him or her and shall not be assignable or transferable, and no other person shall acquire any rights therein.

         5.9      DELIVERY OF CERTIFICATES REPRESENTING SHARES.

                  5.9.1 As soon as practicable after the exercise of an ISO, the Company shall deliver or cause to be delivered to the Optionee exercising the ISO a certificate or certificates representing the Shares purchased upon the exercise. Certificates representing Shares to be delivered to a Optionee will be registered in the name of the Optionee.

                  5.9.2 If determined by the Company in its discretion appropriate to administer the right of first refusal provisions of Article 9, but only for so long as such provisions remain in effect, certificates representing Shares shall not be delivered to Participants but shall be delivered to the Company to be held by the Company as safekeeping agent for the benefit of each Participant. A written safekeeping receipt evidencing the Shares so held in safekeeping, bearing the name of the



                                       7.

Participant, indicating the number of the certificate or certificates and the number of Shares so represented shall be delivered promptly to each Participant. In its capacity as safekeeping agent for Participants, the Company shall act in accordance with instructions received from such Participants, which instructions are to be confirmed in writing if deemed appropriate by the Company. The safekeeping agency shall not affect the rights of Participants as owners of Shares.

                  5.9.3 Upon the expiration of the right of first refusal provisions of Article 9, any safekeeping agency arrangement adopted pursuant to
Section 5.9.2 shall terminate and the certificates representing the Shares owned by Participants, registered in the name(s) of the Participants, shall be delivered promptly to such Participants.

         5.10 RIGHTS AS A STOCKHOLDER. An Optionee shall have no rights as a stockholder with respect to any Shares covered by his or her ISO until the date on which he or she becomes a record owner of the Shares purchased upon the exercise of the Option (the "record ownership date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the record ownership date, except as provided in Article 10.

         5.11 MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors may modify outstanding ISOs granted under the Plan, or accept the surrender of outstanding ISOs (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). The Board of Directors shall not, however, modify any outstanding ISO so as to specify a lower option price or accept the surrender of outstanding ISOs and authorize the granting of new Options in substitution therefor specifying a lower option price. Notwithstanding the foregoing, however, no modification of an ISO shall, without the consent of the Optionee, alter or impair any of the rights or obligations under any ISO theretofore granted under the Plan.

         5.12 LISTING AND REGISTRATION OF SHARES. Each ISO shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the Shares covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such ISO or the issuance or purchase of Shares thereunder, such ISO may not be exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section 5.12 become operative, and if, as a result thereof, the exercise of an ISO is delayed, then and in that event, the term of the ISO shall not be affected.

         5.13 OTHER PROVISIONS. The ISO certificates or agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Board of Directors shall deem advisable. Any such certificate or agreement shall contain such limitations and restrictions upon the exercise of the ISO as shall be necessary in order



                                       8.

that such Option will be an incentive stock option as defined in Section 422 of the Code, or to conform to any change in the law.


                                    ARTICLE 6

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         6.1 GRANT. Any NSO granted pursuant to the Plan shall be authorized by the Board of Directors and shall be evidenced by certificates or agreements in such form as the Board of Directors from time to time shall approve, which certificates or agreements shall comply with and be subject to the terms and conditions hereinafter specified. Upon the granting of any NSO, the Board of Directors shall promptly cause the Optionee to be notified of the fact that such Option has been granted. The date on which the Board of Directors approves the grant of a NSO shall be considered to be the date on which such Option is granted.

         6.2 NUMBER OF SHARES. Each NSO shall state the number of Shares to which it pertains.

         6.3 OPTION PRICE. Each NSO shall state the option price, which option price shall be determined by the Board of Directors in its discretion. Notwithstanding the foregoing, the option price shall in no event be less than 100% of the Fair Market Value of the Shares on the date of grant of the Option.

         6.4 METHOD OF EXERCISE. An Optionee may exercise a NSO during such time as may be permitted by the Option and the Plan by providing written notice to the Board of Directors, tendering the purchase price in accordance with the provisions of Section 6.4, and complying with any other exercise requirements contained in the Option or promulgated from time to time by the Board of Directors.

         6.5 METHOD OF PAYMENT. Payment of the option price upon the exercise of the NSO shall be (a) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company; (b) in the discretion of and in the manner determined by the Board of Directors, by the delivery of Shares already owned by the Optionee; (c) by any other legally permissible means acceptable to the Board of Directors at the time of grant of the Option (including cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable legal restrictions); or in the discretion of the Board of Directors, through a combination of (a), (b) and (c) of this Section 6.5. If the option price is paid in whole or in part through the delivery of Shares, the decision of the Board of Directors with respect to the fair market value of such Shares shall be final and conclusive.




                                       9.

         6.6      TERM AND EXERCISE OF OPTIONS.

                  6.6.1 Unless otherwise specified by the Board of Directors, each NSO shall be exercisable, in whole or in part, only in accordance with the following chart:


                                            PERCENTAGE OF
         NUMBER OF YEARS FROM                  SHARES
        DATE OPTION IS GRANTED               EXERCISABLE
     -------------------------------        ------------
           Less than 2 years                    0    %
     2 years but less than 3 years             33 1/3%
     3 years but less than 4 years             66 2/3%
            4 years or more                   100    %

                  6.6.2 Notwithstanding the foregoing, an Optionee shall be 100% vested in the number of Shares originally covered by a NSO in the event the Optionee dies or becomes totally and permanently disabled (as determined in the sole discretion of the Board of Directors) while still employed by the Company.

                  6.6.3 To the extent not exercised, exercisable installments of NSOs shall be exercisable, in whole or in part, in any subsequent period, but not later than the expiration date of the Option. The Board of Directors shall determine the expiration date of the Option at the time of the grant of the Option; provided, however, that no NSO shall be exercisable after the expiration of ten (10) years from the date it is granted. Not less than one hundred (100) Shares may be exercised at any one time unless the number exercised is the total number at the time exercisable under the Option.

                  6.6.4 Within the limits described above, the Board of Directors may impose additional requirements on the exercise of NSOs. When it deems special circumstances to exist, the Board of Directors in its discretion may accelerate the time at which a NSO may be exercised if, under previously established exercise terms, such Option was not immediately exercisable in full, even if the acceleration would permit the Option to be exercised more rapidly than the vesting set forth above in the chart, or as otherwise specified by the Board of Directors, would permit.

         6.7      DEATH OR OTHER TERMINATION OF EMPLOYMENT.

                  6.7.1 In the event that an Optionee shall cease to be employed by the Company or a Subsidiary for any reason other than his or her death, subject to the conditions that no NSO shall be exercisable after its expiration date, such Optionee shall have the right to exercise the NSO at any time within thirty (30) days after such termination of employment to the extent his or her right to exercise the NSO had accrued pursuant to this Article 6 at the date of such termination and had not previously been exercised; such thirty
(30) day period shall be increased to such thirty (30) day limit shall be increased to ninety (90) days if the termination of employment was the retirement or early retirement of the Optionee (as defined under the Company's qualified Retirement Plan) and to one



                                       10.

(1) year for any Optionee who dies during the thirty (30) day or ninety (90) day period, whichever may be applicable, and the Option may be exercised within such extended time limit by the Optionee or, in the case of death, the personal representative of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. Whether an authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Board of Directors, whose determination shall be final and conclusive.

                  6.7.2 No NSO shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution.

                  6.7.3 During the lifetime of the Optionee, an NSO shall be exercisable only by him or her and shall not be assignable or transferable, and no other person shall acquire any rights therein.

         6.8      DELIVERY OF CERTIFICATES REPRESENTING SHARES.

                  6.8.1 As soon as practicable after the exercise of a NSO, the Company shall deliver or cause to be delivered to the Optionee exercising the NSO a certificate or certificates representing the Shares purchased upon the exercise. Certificates representing Shares to be delivered to a Optionee will be registered in the name of the Optionee.

                  6.8.2 If determined by the Company in its discretion appropriate to administer the right of first refusal provisions of Article 9, but only for so long as such provisions remain in effect, certificates representing Shares shall not be delivered to Participants but shall be delivered to the Company to be held by the Company as safekeeping agent for the benefit of each Participant. A written safekeeping receipt evidencing the Shares so held in safekeeping, bearing the name of the Participant, indicating the number of the certificate or certificates and the number of Shares so represented shall be delivered promptly to each Participant. In its capacity as safekeeping agent for Participants, the Company shall act in accordance with instructions received from such Participants, which instructions are to be confirmed in writing if deemed appropriate by the Company. The safekeeping agency shall not affect the rights of Participants as owners of Shares.

                  6.8.3 Upon the expiration of the right of first refusal provisions of Article 9, any safekeeping agency arrangement adopted pursuant to
Section 6.8.2 shall terminate and the certificates representing the Shares owned by Participants, registered in the name(s) of the Participants, shall be delivered promptly to such Participants.

         6.9 RIGHTS AS A STOCKHOLDER. An Optionee shall have no rights as a stockholder with respect to any Shares covered by his or her NSO until the date on which he or she becomes a record owner of the Shares purchased upon the exercise of the Option (the "record ownership date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the record ownership date, except as provided in Article 10.




                                       11.

         6.10 MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors may modify outstanding NSOs granted under the Plan, or accept the surrender of outstanding NSOs (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). The Board of Directors shall not, however, modify any outstanding NSO so as to specify a lower option price or accept the surrender of outstanding NSOs and authorize the granting of new Options in substitution therefor specifying a lower option price. Notwithstanding the foregoing, however, no modification of an NSO shall, without the consent of the Optionee, alter or impair any of the rights or obligations under any NSO theretofore granted under the Plan.

         6.11 LISTING AND REGISTRATION OF SHARES. Each NSO shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the Shares covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such NSO or the issuance or purchase of shares thereunder, such NSO may not be exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section 6.11 become operative, and if, as a result thereof, the exercise of a NSO is delayed, then and in that event, the term of the NSO shall not be affected.

         6.12 OTHER PROVISIONS. The NSO certificates or agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Board of Directors shall deem advisable.


                                    ARTICLE 7

                            STOCK APPRECIATION RIGHTS

         7.1 GRANT. The Board of Directors, in its sole discretion, from time to time may authorize the grant of SARs to a Participant. An SAR may be granted in connection with all or any portion of a previously or contemporaneously granted Award (other than an SAR), or by itself and not in connection with any other Award. An SAR may be granted at the time of grant of the related Option and shall be subject to the same terms and conditions as the related Option, except as this Article 7 may otherwise provide. The grant of SAR shall be evidenced either by provisions in the Option to which it relates or by a separate written agreement between the Company and the Participant, which shall comply with and be subject to the terms and conditions of the Plan and shall be in such form as the Board of Directors from time to time shall approve (an "SAR Agreement"). The SAR Agreement may contain such additional terms, conditions or limitations, not inconsistent with the specific provisions of the Plan, as may be approved by the Board of Directors in it sole discretion.

         7.2 TERMS AND CONDITIONS. Each SAR granted under the Plan shall be exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts



                                       12.

or types of consideration (including cash or Shares) as the Board of Directors shall specify in the SAR Agreement. Subsequent to the grant of an SAR, the Board of Directors, at any time before complete termination of such SAR, may accelerate the time or times at which such SAR may be exercised or paid in whole or in part.

         7.3      EXERCISE.

                  7.3.1 An SAR shall be exercised by surrendering the SAR Agreement or, if the SAR was granted in connection with an Option, the surrender of the related Option together with any SAR Agreement, or the portion(s) thereof pertaining to the Shares with respect to which the SAR is exercised, and providing the Company with a written notice in such form and containing such information (including the number of Shares with respect to which the SAR is being exercised) as the SAR Agreement or the Board of Directors may specify. The date on which the Company receives such surrender and notice shall be the date on which the related Option, or portion thereof, shall be deemed surrendered and the SAR shall be deemed exercised.

                  7.3.2 An SAR granted in connection with an Option shall be exercisable only at such time or times, to such extent and by such persons as the Option to which it relates shall be exercisable, provided that an SAR granted in connection with an ISO shall not be exercisable on any date on which the Fair Market Value of a Share is less than or equal to the per share exercise price of the ISO. An SAR shall be canceled when, and to the extent that, any related Option is exercised, and an Option shall be canceled when, and to the extent that, the Option is surrendered to the Company upon the exercise of a related SAR.

         7.4 PAYMENT. To effect payment or exercise of an SAR, the Company shall make payment to the Participant in cash or Shares (valued at their Fair Market Value on the date of payment or exercise) or in combination of cash and Shares as provided in the SAR Agreement. If payment is to be made in Shares, upon such exercise, the Participant shall be entitled to receive that number of Shares which have an aggregate Fair Market Value on the exercise date equal to the amount by which the Fair Market Value of one Share on the exercise date exceeds the Option price per share of any related Option or the Fair Market Value on the date of grant of the SAR, as the case may be, multiplied by the number of Shares covered by the related Option or the SAR, as the case may be, or portion thereof, surrendered in connection with the exercise of the SAR.

         7.5 EXPIRATION. An SAR granted in connection with or related to an Option, unless previously exercised or canceled, shall expire upon the expiration of the Option to which it relates. Any other SAR, unless previously exercised or canceled, shall expire upon the tenth anniversary of its grant. The exercise of an SAR granted in connection with an Option shall result in a pro rata surrender or cancellation of any related Option to the extent the SAR has been exercised.

         7.6      DEATH OR OTHER TERMINATION OF EMPLOYMENT.

                  7.6.1 In the event that a Participant shall cease to be employed by the Company or a Subsidiary for any reason other than his or her death, subject to the conditions that no SAR shall



                                       13.

be exercisable after its expiration date, such Participant shall have the right to exercise the SAR at any time within thirty (30) days after such termination of employment to the extent his or her right to exercise such SAR had accrued pursuant to this Article 7 at the date of such termination and had not previously been exercised; such thirty (30) day period shall be increased to ninety (90) days if the termination of employment was the retirement or early retirement of a Participant (as defined under the Company's qualified Retirement
Plan) and to one (1) year for any Participant who dies during the thirty (30) day or ninety (90) day period, whichever may be applicable, and the SAR may be exercised within such extended time limit by a Participant, or, in the case of death, the personal representative of a Participant or by any person or persons who shall have acquired the SAR directly from a Participant by bequest or inheritance. Whether an authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Board of Directors, whose determination shall be final and conclusive.

                  7.6.2 In the event that a Participant shall die while in the employ of the Company or a Subsidiary and shall not have fully exercised any SAR, the SAR may be exercised, subject to the conditions that no SAR shall be exercisable after its expiration date, to the extent that a Participant's right to exercise such SAR had accrued in accordance with the provisions of this
Article 7 at the time of his or her death and had not previously been exercised, at any time within one (1) year after a Participant's death, by the personal representative of a Participant or by any person or persons who shall have acquired the SAR directly from a Participant by bequest or inheritance.

                  7.6.3 No SAR shall be transferable by a Participant otherwise than by will or the laws of descent and distribution.

                  7.6.4 During the lifetime of a Participant, an SAR shall be exercisable only by him or her and shall not be assignable or transferable, and no other person shall acquire any rights therein.

         7.7      DELIVERY OF CERTIFICATES REPRESENTING SHARES.

                  7.7.1 As soon as practicable after the exercise or payment of an SAR payable in whole or in part in Shares, the Company shall deliver or cause to be delivered to the Participant exercising the SAR for Shares a certificate or certificates representing the Shares issuable upon such purchase or exercise. Certificates representing Shares to be delivered to a Participant will be registered in the name of the Participant.

                  7.7.2 If determined by the Company in its discretion appropriate to administer the right of first refusal provisions of Article 9, but only for so long as such provisions remain in effect, certificates representing Shares issued in respect of SAR payment or exercise shall not be delivered to Participants but shall be delivered to the Company to be held by the Company as safekeeping agent for the benefit of each Participant. A written safekeeping receipt evidencing the Shares so held in safekeeping, bearing the name of the Participant, indicating the number of the certificate or certificates and the number of Shares so represented shall be delivered promptly to each Participant. In its capacity as safekeeping agent for Participants, the Company shall act in accordance with instructions received from such Participants, which instructions are to be confirmed in writing if



                                       14.

deemed appropriate by the Company. The safekeeping agency shall not affect the rights of Participants as owners of Shares.

                  7.7.3 Upon the expiration of the right of first refusal provisions of Article 9, any safekeeping agency arrangement adopted pursuant to
Section 7.7.2 shall terminate and the certificates representing the Shares owned by Participants, registered in the name(s) of the Participants, shall be delivered promptly to such Participants.

         7.8 LISTING AND REGISTRATION OF SHARES. Each SAR shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of any Shares covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance or purchase of shares thereunder, such SAR may not be paid or exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section 7.8 become operative, and if, as a result thereof, the exercise of an SAR is delayed, then and in that event, the term of the SAR shall not be affected.

         7.9 RIGHTS AS A STOCKHOLDER. In general, the holder of an SAR shall have no rights as a stockholder. The holder of an SAR under which Shares are issuable upon payment or exercise shall have no rights as a stockholder of the Company until the date on which he or she becomes a record owner of the Shares issued upon the payment or exercise of the SAR (the "record ownership date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the record ownership date, except as provided in Article 10.


                                    ARTICLE 8

                                  AWARD SHARES

         8.1 GENERAL. The Board of Directors, in its sole discretion, from time to time may authorize the grant of Award Shares to a Participant. In making any such grant of Award Shares, the Board of Directors may grant Award Shares without the requirement of any cash payment or may require a cash payment from a Participant in an amount no greater than the aggregate Fair Market Value of the Award Shares as of the date of grant in exchange for, or as a condition precedent to, the completion of the grant and the issuance of the Award Shares.

         8.2 RESTRICTION PERIOD. All Award Shares issued under Article 8 shall be subject to certain restrictions as set forth in Section 8.3, which restrictions shall continue in effect for such period of time as is specified in the Award Agreement entered into at the time of the grant (the "Restriction Period"). The Award Agreement may contain such additional terms, conditions or



                                       15.

limitations, not inconsistent with the specific provisions of the Plan, as may be approved by the Board of Directors in it sole discretion.

         8.3 CERTAIN RESTRICTIONS. Until the expiration of the Restriction Period, Award Shares shall be subject to the following restrictions and any additional restrictions included in the Award Agreement that the Board of Directors, in its sole discretion, may from time to time deem desirable in furtherance of the objectives of the Plan: (a) the Participant shall not be entitled to take possession of the certificate or certificates representing the Shares; (b) the Award Shares may not be sold, transferred, assigned, pledged, conveyed, hypothecated or otherwise disposed of (other than by operation of law); and (c) the Shares may be forfeited immediately as provided in Section 8.4.

         8.4 TERMINATION OF EMPLOYMENT. If the employment of a Participant is terminated for any reason other than the retirement or early retirement (as defined under the Company's qualified Retirement Plan), disability or death of a Participant in service before the expiration of the Restriction Period, the Award Shares shall be forfeited immediately and all rights of a Participant to such Shares shall terminate immediately without further obligation on the part of the Company. If a Participant's employment is terminated by reason of the retirement or early retirement of a Participant (as defined under the Company's qualified Retirement Plan), disability or death of a Participant in service before the expiration of the Restriction Period, (a) the number of Award Shares held by the Company for a Participant's account pursuant to Section 8.6 shall be reduced by partial forfeiture in an amount of Award Shares in proportion equal to the percentage of the total Restriction Period remaining after a Participant's termination of employment, (b) the restrictions on the unforfieted balance of such Award Shares shall lapse on the date a Participant's employment terminated and (c) subject to the safekeeping provisions of Section 8.6, the certificate or certificates representing the Shares upon which the restrictions have lapsed shall be delivered to a Participant (or, in the event of a Participant's death, to his or her legal representative).

         8.5 DISTRIBUTION OF AWARD SHARES. If a Participant to whom Award Shares have been issued pursuant to Article 8 remains in the continuous employment of the Corporation or a Subsidiary until the expiration or waiver by the Board of the Restriction Period and the satisfaction of any other conditions imposed by the Award Agreement, all restrictions applicable to the Restricted Shares at that time still outstanding and registered in the name of a Participant shall lapse and, subject to the safekeeping provisions of Section 8.6, the certificate or certificates representing the Shares that were granted to the Participant shall be delivered to the Participant.

         8.6      DELIVERY OF CERTIFICATES REPRESENTING SHARES.

                  8.6.1 As soon as practicable after a grant of Award Shares, the Company shall issue certificates representing the Award Shares registered in the name of the holder of Award Shares.

                  8.6.2 To administer the restrictions imposed on Award Shares under the Plan and the Award Agreement (and if determined in the discretion of the Board of Directors, the right of first refusal provisions of
Article 9, but only for so long as such provisions remain in effect), certificates representing Award Shares shall not be delivered to Participants but shall be delivered to the



                                       16.

Company to be held by the Company as safekeeping agent for the benefit of each Participant. A written safekeeping receipt evidencing the Shares so held in safekeeping, bearing the name of the Participant, indicating the number of the certificate or certificates and the number of Shares so represented shall be delivered promptly to each Participant. In its capacity as safekeeping agent for Participants, the Company shall act in accordance with instructions received from such Participants, which instructions are to be confirmed in writing if deemed appropriate by the Company. The safekeeping agency shall not affect the rights of Participants as owners of Award Shares, nor shall such agency affect the restrictions imposed on Award Shares under the Plan or the Award Agreement.

                  8.6.3 Upon the last to occur of (a) the lapse, satisfaction or waiver of the Restriction Period and any other restrictions imposed on Award Shares under the Plan or the Award Agreement and (b) the expiration of the right of first refusal provisions of Article 9, any safekeeping agency arrangement adopted pursuant to Section 8.6.2 shall terminate and the certificates representing the Shares owned by Participants, registered in the name(s) of the Participants, shall be delivered promptly to such Participants.

         8.7 WAIVER OF RESTRICTIONS. The Board of Directors, in its sole discretion, may at any time waive or accelerate the expiration of any or all restrictions with respect to Award Shares issued pursuant to this Article 8..

         8.8 RIGHTS AS A STOCKHOLDER. A Participant receiving Award Shares shall have no rights as a stockholder with respect to any Award Shares grant to him or her under the Plan until the date on which he or she becomes a record owner of the Award Shares (the "record ownership date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the record ownership date, except as provided in Article 10.


                                    ARTICLE 9

                  LIMITATIONS ON TRANSFER; REPURCHASE OF SHARES

         9.1 RIGHT OF FIRST REFUSAL. As a condition to receiving Shares under the Plan, each Participant shall agree that he or she will not sell, assign, transfer, pledge, or otherwise dispose of any Shares he or she may acquire under the Plan (including by the exercise of an Option granted under Article 5 or Article 6, upon payment or exercise of an SAR under Article 7, by the receipt of Award Shares under Article 8, or otherwise), or attempt to so, without first offering to sell the Shares to the Company in accordance with the terms and conditions of this Article 9, and any disposition or attempted disposition of Shares in violation hereof shall be null and void.




                                       17.

         9.2      VOLUNTARY DISPOSITION.

                  9.2.1 If the record owner of Shares shall desire to sell, assign, transfer, pledge, or otherwise dispose of any Share, such owner shall first serve notice (the "Offer to Sell") to that effect upon the Company, offering to sell such Shares to the Company in accordance with the terms of this
Article 9. The Company shall have the right (but not the obligation) to purchase all or any part of the Shares so offered within thirty (30) days after receipt by the Company of the Offer to Sell; provided, that if acceptance would result in a default by the Company under any loan covenants applicable to it, the Company shall have one hundred eighty (180) days rather than thirty (30) days within which to exercise its purchase rights.

                  9.2.2 Subject to the right of the Board of Directors of the Company in its sole discretion to discontinue or modify its repurchase program, including solely with respect to a record owner, for any reason or for no reason at any time, the Company agrees to repurchase any and all Shares held by a record owner at the request of the record owner within the time specified in
Section 9.2.1 above. Subject to change or modification at any time and from time to time by the Board of Directors, the repurchase price shall be equal to the appraised value of the Shares as of the end of the immediately preceding fiscal year as determined by the Board of Directors based on an appraisal made at the request of the Company (or based on the latest such appraised value if an appraisal has been obtained by the Company as of a date after the end of the immediately preceding fiscal year).

                  9.2.3 If for any reason the Company shall fail to exercise its right to purchase all of such Shares offered for sale pursuant to Section 9.2.1, the record owner may offer the Shares for sale to a third party and complete the sale within 60 (sixty) days after he or she receives notice of the Company's failure to repurchase. Any person acquiring the Shares from the record owner in such event will be required, among other things, to consent to the imposition of the restrictions on resales included in this Article 9 and to enter into a similar arrangement with the Company.

         9.3 TERMINATION OF EMPLOYMENT. If the employment of the record owner with the Company shall terminate for any reason, whether by action of the Company, by death of the employee, the resignation or retirement of the employee, or otherwise, the record owner shall be deemed to have made an Offer to Sell under the provisions of Section 9.2.1 as of the date the employee's employment terminates. If the termination occurs by reason of the death of the employee, or if the employee should die after otherwise making or being deemed to have made an Offer to Sell, the offer shall be binding upon his estate, and the employee's duly appointed and acting personal representative shall act in his or her behalf.

         9.4 EXPIRATION OF PROVISIONS. The provisions of this Article 9 shall be applicable only during the time prior to the Registration Date; and the provisions of this Article 9 shall expire as of the Registration Date.





                                       18.

                                   ARTICLE 10

                                  MISCELLANEOUS

         10.1     STOCK ADJUSTMENTS.

                  10.1.1 In the event of any increase or decrease in the number of issued Shares resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on Shares) or any other increase or decrease in the number of Shares effected without any receipt of consideration by the Company, then, in any such event, the number of Shares that remain available under the Plan, the number of Shares covered by each outstanding Option, the exercise price per Share covered by each outstanding Option, the number of Shares covered by each outstanding SAR and the price per Share and the number and any purchase price for any Award Shares granted but not yet issued, in each case, shall be proportionately and appropriately adjusted for any such increase or decrease.

                  10.1.2 Subject to any required action by the stockholders, if any change occurs in the Shares by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting Shares, then, in any such event, the number and type of Shares then covered by each outstanding Option, the purchase price per Share covered by each outstanding Option, the number of Shares covered by each outstanding SAR and the exercise price per Share and the number and any purchase price for any Award Shares granted but not yet issued, in each case, shall be proportionately and appropriately adjusted for any such change.

                  10.1.3 In the event of a change in the Shares as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be Shares within the meaning of the Plan.

                  10.1.4 To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by, and in the discretion of, the Board of Directors, whose determination in that respect shall be final, binding and conclusive; provided, however, that any Option granted pursuant to Article 5 shall not be adjusted in a manner that causes such Option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  10.1.5   Except as hereinabove expressly provided in this
Section 10.1, an Eligible Employee or a Participant shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, securities convertible into shares of stock of any class, or warrants or options for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares, any Option, any SAR or any Award Shares granted but not yet issued.



                                       19.

                  10.1.6 The existence of the Plan, or the grant of an Option, SAR or Award Shares under the Plan, shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

         10.2 TAX ABSORPTION PAYMENTS. The Company may, but is not required to, make a cash payment, either directly to any Participant or on a Participant's behalf, in an amount that the Board of Directors estimates to be equal (after taking into account any federal and state taxes that the Board of Directors estimates to be applicable to such cash payment) to any additional federal and state income taxes that are imposed upon a Participant as a result of the granting of any Award under the Plan (a "Tax Absorption Payment"). In determining the amount of any Tax Absorption Payment, the Board of Directors may adopt such methods and assumptions as it considers appropriate, and it shall not be required to examine the individual tax liability of any Participant. The decision to make any Tax Absorption Payment shall be made by the Board of Directors at the same time as the grant of the Award to which it relates.

         10.3 AMENDMENT OF THE PLAN; TERMINATION. The Board shall have the right to revise, amend or terminate the Plan at any time without notice, provided that no Participant's existing rights are adversely affected thereby without the consent of such person, and provided further that, without approval of the stockholders of the Company, no such revision or amendment shall (a) increase the total number of Shares subject to the Plan; (b) decrease the price at which Options may be granted; (c) materially modify the requirements as to eligibility for participation in the Plan; (d) otherwise materially increase the benefits under the Plan; or (e) remove the administration of the Plan from the Board of Directors. In addition, the provisions of Article 5, Article 6, Article 7 and Article 8 may not be amended more frequently than once every six (6) months other than to comply with applicable provisions of the Code or the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder. The limitation specified in the preceding sentence is intended to satisfy the requirements of Rule 16b-3(c)(2)(ii)(B) under the Securities Exchange Act of 1934, as currently in effect. The foregoing prohibitions in this Section 10.4 shall not be affected by adjustments in shares and purchase price made in accordance with the provisions of Section 9.1.

         10.4 APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Shares or the exercise of Options pursuant to the Plan will be used for general corporate purposes.

         10.5 NO IMPLIED RIGHTS TO EMPLOYEES. The existence of the Plan and the granting of Awards under the Plan shall in no way give any employee the right to continued employment, give any employee the right to receive any additional Awards or any additional compensation under the Plan, or otherwise provide any employee any rights not specifically set forth in the Plan or in any Option, SAR or Award Agreement.

         10.6 WITHHOLDING. Whenever the Company proposes or is required to issue or transfer Awards under the Plan, the Company shall have the right to require a Participant to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to



                                       20.

the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

         10.7 CONDITIONS PRECEDENT TO EFFECTIVENESS. The Plan shall become effective upon the satisfaction of all the following conditions, with the Effective Date of the Plan after the completion of such adoption procedures being April 1, 1995, regardless of the date that the last of the following conditions is satisfied:

                  10.7.1   the adoption of the Plan by the Board of Directors;
and

                  10.7.2 the approval of the Plan by the stockholders of the Company within twelve (12) months after its adoption by the Board.


















                                       21.

                                SECOND AMENDMENT
                                       TO
                             AMERISTEEL CORPORATION
                              EQUITY OWNERSHIP PLAN

         THIS SECOND AMENDMENT TO AMERISTEEL CORPORATION EQUITY OWNERSHIP PLAN is made and entered into this ___ day of ____________, 1997, but is effective for all purposes as of the date set forth below, by AMERISTEEL CORPORATION (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the Company has previously adopted the AmeriSteel Corporation Equity Ownership Plan (as amended to date, the "Plan"); and

         WHEREAS, the Plan provides that, in general, it may be amended by the Board of Directors of the Company; and

         WHEREAS, the Company's Board of Directors has approved, and recommended to the stockholders of the Company the approval of, an amendment to the Company's Articles of Incorporation whereby the Company will have two classes of capital stock, Class A Common Stock and Class B Common Stock, and with all existing shares being automatically converted into one share of Class B Common Stock (the "Recapitalization").

         NOW, THEREFORE, in consideration of the premises, this Second Amendment to the Plan is hereby adopted to be effective upon the effective date of the Recapitalization.

         1. Section 2.1.19 of the Plan is hereby amended to read as follows:

                  2.1.19 "Shares" shall mean shares of the common stock of the Company. From and after ________________ [insert the effective date of this Second Amendment], any award of shares and grants of options or other benefits hereunder shall be of or with respect to Class A Common Stock of the Company, whereas any shares issued upon the exercise of options outstanding as of such date shall be of Class B Common Stock of the Company (which shall be convertible into Class A Common Stock of the Company in accordance with the terms of such stock).

         2. The Plan, as amended by this Second Amendment, shall remain in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, this Second Amendment is hereby executed by a duly authorized officer of the Company.

                                                 AMERISTEEL CORPORATION


                                                 By:
                                                     --------------------------